Exhibit 99.1

AIB Data Centers Inc. Power First Compute Infrastructure Investor Presentation July 2026 NYSE: AIB

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the expectations, plans and prospects of AIB Data Centers Inc. (AIB), such as anticipated financial performance, growth strategy, data center development, power capacity, and potential commercial opportunities. These statements are based on current assumptions and are subject to risk and uncertainties that could cause actual results to differ materially, including AIB's ability to execute its business plan, secure and develop infrastructure and power resources, enter into definitive agreements, and general economic, market, regulatory and business conditions as well as the risks described in AIB's filings with the U.S. Securities and Exchange Commission. This presentation and any oral statements made in connection with this presentation shall neither constitute an offer to sell nor the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. This communication is restricted by law; it is not intended for distribution to, or use by any person in, any jurisdiction where such distribution or use would be contrary to local law or regulation. No Representations and Warranties This presentation is for informational purposes only and does not purport to contain all of the information that may be required to evaluate a possible investment decision with respect AIB or any of its subsidiaries. The recipient agrees and acknowledges that this presentation is not intended to form the basis of any investment decision by the recipient and does not constitute financial investment, tax or legal advice. No representation or warranty, express or implied, is or will be given by AIB or any of its respective affiliates, directors, officers, employees or advisers or any other person as to the accuracy or completeness of the information (including as to the accuracy, completeness or reasonableness of statements, estimates, targets, projections, assumptions or judgments) in this presentation or in any other written, oral or other communications transmitted or otherwise made available to any party in the course of its evaluation of a possible investment and no responsibility or liability whatsoever is accepted for the accuracy or sufficiency thereof or for any errors, omissions or misstatements, negligent or otherwise, relating thereto. The recipient also acknowledges and agrees that the information contained in this presentation is preliminary in nature and is subject to change, and any such changes may be material. AIB disclaims any duty to update the information contained in this presentation.

CORPORATE OVERVIEW

Pure-Play AI Data Center Developer, Powered by Secured Energy

Power-First Infrastructure

ESA-backed sites, grid-tied for available generation and transmission

AI-Optimized Design

150 kW/rack liquid cooling, N+1 redundancy, 9–10 month delivery

Owner-Agnostic Platform

Tenants bring their own GPUs — Modified NNN leases, no hardware risk

Converting existing powered land infrastructure and brownfield sites into AI/HPC grade colocation facilities

65 MW	~140 MW	~570 MW
Energized	Under Development	Pipeline

AIB DATA CENTERS

CORPORATE OVERVIEW

Market Backdrop

Why power-secured infrastructure is the defining constraint of the AI era

21%	11%	$720B
Data Center Power Demand CAGR	U.S. Grid Share by 2030	Grid Investment Needed

U.S. DATA CENTER CAPACITY (GW)


2023
10 GW
2024
12 GW
2025
15.5 GW
2030E
95 GW

Grid additions growing at ~2-3% annually vs 21% demand CAGR

- 5-6 year average interconnection queues in primary markets
- Projected power shortfall due to limited generation additions
- North American data center vacancy at 1%
- Powered land parcel prices rising dramatically
- Hyperscalers to spend >$1T on data center development

Source: JLL North America DC Report YE2025; Goldman Sachs Research 2026

CORPORATE OVERVIEW

NYSE: AI

Path to Success:

3 Keys Drive Every Decision at BlockchAIn

01 — DATA CENTER EXPERTS

People

Our team has delivered 3GW+ of data center construction and closed large hyperscale deals, with deep expertise across power, capital markets, and real estate to execute at scale.

03 — ACCESS TO POWER

Power

We secure executed utility agreements before breaking ground, targeting markets with available generation and transmission capacity, the critical bottleneck limiting AI growth.

03 — TENANT PIPELINE

Pipeline

Growing pipeline of Enterprise AI (HPC), Sovereign AI, and Neocloud Cloud Providers. Demand is outpacing capacity.

CORPORATE OVERVIEW

People: Seasoned Management Team

$40B+ TOTAL INFRA REAL ESTATE TRANSACTIONS

3GW+ TOTAL DATA CENTER CONSTRUCTION EXPERIENCE



Jerry Tang

Chief Executive Officer

20+ years as a senior executive in global banking and infrastructure development, with $40B+ in real estate and capital markets transactions.



Jolienne Halisky

Chief Financial Officer

CPA with 20+ years of senior finance roles at Deloitte, Siemens Energy, and Weatherford



Eyal Rozen

Chief Operating Officer

Former Head of Sales, Nebius EMEA — AI cloud infrastructure



Gary Heitz

VP of Sales

Hyperscale infrastructure deals Google and Dell; 25+ years in enterprise and infrastructure sales.



Christopher Iannacone

Director of Construction Execution

3GW+ of data center construction for AWS; Mission-critical engineer with 20+ years delivering data centers

Power: Path to Contracted MW Near - term LOI conversion translates secured power into long - dated infrastructure cash flows Illustrative development targets — not guidance or a forecast. The MW figures shown above are illustrative estimates only and do not represent commitments, guarantees, or forecasts of actual contracted capacity. Actual results may differ materially due to market, regulatory, infrastructure, and operational risks. These numbers are based on management assumptions and are subject to change . . C O R PO R A T E O VER VI EW 03 — IDENTIFIED ~570 MW Development Pipeline 02 — UNDER DEVELOPMENT ~140 MW Site Control & Build 01 — ENERGIZED 65 MW Contracted (CLT - 01) REVENUE START (RFS) LEASE SIGNING POWERED LAND AVAILABLE CAPACITY SITE H1 2027 H2 2026 Now 65 MW CLT - 01 H2 2027 H2 2026 Q3 2026 15 MW DFW - A — Phase I H1 2028 H1 2027 Q4 2026 75 MW MN Site H1 2028 H1 2027 Q1 2027 200 MW DEN - 01 H2 2028 H2 2027 Q3 2027 75 MW HSV - 01 H2 2029 H2 2028 Q2 2028 40 MW DFW - A — Expansion H1 2029 H1 2028 Q4 2027 100 MW CLT - 02 Across 6 active sites 570 MW TOTAL

SITE SELECTION DISCIPLINE

Power: Three Gates to Acquisition

Every site clears all three gates in sequence before we commit capital.

GATE 01	GATE 02	GATE 03	OUTCOME
Power agreement	**Land control**	**Interconnection**	**Acquire**
Executed ESA and/or PPA in place	Ownership, PSA, or control mechanism	Substation / Distribution lines to the property	

HOW WE GRADE POWER AVAILABILITY

Firm Power

●●●

Signed ESA or FEA

Conditional Power

●●○

ESA effective once a PSA (or similar) is signed

Speculative Power

●○○

Power study under way

AIB DATA CENTERS

STRATEGY & DIFFERENTIATION

Pipeline: Focus on Midmarket

A disciplined, underserved niche — we don't compete head-on with the giants.

≤150 MW

PER PROJECT · NO HYPERSCALER BUILDS

A focused, repeatable model in an underserved segment.

Multi-GW platform, 100MW at a time.

de-risks

WHY SMALLER DE-RISKS THE PLATFORM

01 **Faster leasing**
Smaller footprints close lease negotiations quickly

02 **Faster delivery**
Quicker to build, energize, and stabilize to cash flow

03 **Simpler supply chain**
Fewer long-lead dependencies per project

04 **Less pushback**
Lower community and permitting friction

AIB DATA CENTERS

CORPORATE OVERVIEW

Pipeline: Active Commercial Dialogue

LEASE UNDER NEGOTIATION

50 MW

CRITICAL IT LOAD

65 MW Utility · 50 MW IT

10-yr term + 2×5-yr options

Modified net · credit-backed

Escalator: 3% or CPI, annual

Downside-protected terms

12-mo prepaid rent + deposit

PROSPECT A
GPU Cloud Platform

PROSPECT B
Sovereign AI infrastructure platform

PROSPECT C
GPU Cloud Operator

PROSPECT D
Bare-Metal GPU Marketplace

PROSPECT E
AI Cloud Infrastructure Operator

PROSPECT F
AI Silicon and Hosted-Inference Platform

Typical Lease Terms:

10-25 year agreements	Credit-backed contracts	Pass-through energy costs
Modified NNN structure	Annual price escalations	Upfront deposit payments

Prospects shown anonymized; relationships represent active engagement, not definitive agreements.

AIB DATA CENTERS

OPERATING FOOTPRINT

Growth Trajectory

40 MW Secured
Q1'26
Announced repurposing of existing energized CLT-01 bitcoin mine for AI/HPC

NYSE Listing + LOI Signed
Mar'26
Began trading on NYSE and signed LOI to lease 26MW on existing energized site

+25 MW Secured
May'26
ESA signed to expand power access at CLT-01 site to 65MW

65 MW Leased
Q2/Q3'26*
CLT-01 lease agreement signed for full capacity

+15 MW Secured
Q3'26*
DFW-A acquisition signed

+75 MW Secured
Q4'26*
Power secured at Minnesota site

+200 MW Secured
Q1'27*
DEN-01 acquisition signed

+215 MW Secured
CY'27/CY'28*
DFW-A 40MW expansion in lease negotiation
HSV-01 75MW acquisition signed
CLT-02 100MW in early stages

* Utility load shown

** Illustrative target timeline- *not guidance or a forecast. The MW figures shown above are illustrative estimates only and do not represent commitments, guarantees, or forecasts of actual contracted capacity. Actual results may differ materially due to market, regulatory, infrastructure, and operational risks. These numbers are based on management assumptions and are subject to change .*

OPERATING FOOTPRINT

NYSE: AIB

CLT-01: Expanded Power Access for 65MW Turn-Key AI Colocation Campus

BUILT-IN ADVANTAGES

- Previously cash flowing 40MW bitcoin mine, now increased utility capacity by 25MW following executed ESA in May 2026
- Clean, reliable, low-cost utility power supported by strong regional baseload generation
- Pre-zoned for industrial / data center use; permits in weeks, not months
- Outside flood zones; low seismic-risk region
- Carrier-neutral connectivity with multiple fiber providers


BIRDS EYE VIEW
PERSPECTIVE

65 MW	$0.07/kWh	150+ kW	1.3 PUE
Utility Load	Firm Electricity Cost	Max Rack Density	Design Spec

INFRASTRUCTURE & PARTNER NETWORK

NYSE: AIB

The Power of Execution

Three integrated capabilities that compress timelines, reduce risk, and deliver at scale.

9–10

MONTHS AVG.

Power Network

- Fast-path to deliverable MW via pre-screened sites
- Executed ESAs with utility counterparties
- High execution certainty from day one
- Redundant-feed, substation-ready design

9

MONTHS BASE-CASE

Modular Build

- 10 MW modular data halls — deploy in phases
- Pre-engineered structure; parallel civil work
- Equipment procurement locked before NTP
- 9–12 month delivery vs. 18+ months for traditional builds

8

KEY VENDORS SECURED

Supply Chain

- Long-lead electrical equipment secured early
- Transformer & generator LOIs at site selection
- Mitigate procurement risk & protect timelines
- Domestic vendor relationships at scale

Source: BlockchAIn management; Uptime Institute; McKinsey Global Institute

$ M P ER EN ER G I ZED / O P ER A T I N G M W Sector median: $38M/MW | AIB today: <$3M/MW MEDIAN · $38M AIB Data Centers AIB <$3M Hut 8 HUT $19M IREN IREN $25M Core Scientific CORZ $33M TeraWulf WULF $38M Cipher Mining CIFR $50M Applied Digital APLD $56M CoreWeave CRWV $68M METHODOLOGY: Operating MW = energized capacity per latest 10 - Q/10 - K/earnings release. Market caps п June 22, 2026 close. Contracted/planned MW excluded. MW SOURCES — AIB: May 27, 2026 Press Release · HUT: Q1 2026 results (May 6, 2026) · IREN: Full Year FY2025 results · CORZ: Q1 FY2026 results (May 6, 2026) · WULF: Q1 2026 results (May 8, 2026) · CIFR: Q1 2026 results (May 5, 2026) · APLD: Fiscal Q3 2026 results (Apr 8, 2026) · CRWV: Q1 2026 results (May 7, 2026). Market caps п Yahoo Finance June 22, 2026 closing price. M A RKE T CA P P E R O P E RA T I NG M E G A W A T T Valuation Gap

Consensus: Maxim & Lucid Street models the inflection from build - out to revenue generation beginning FY2027 Company estimates as of Q2 2026. Illustrative timeline: lease signing ~1 quarter after power availability; revenue start (RFS) ~4 quarters after lease signing. A N A L YS T C O VER A G E COVERAGE 2 Analysts Maxim · Lucid RATING Buy Unanimous — 2 of 2 AVG PRICE TARGET $5.88 Maxim $5.00 · Lucid $6.75 FY2029E FY2028E FY2027E FY2026E Q4 2026E Q3 2026E Q2 2026E US$ MM 312.17 127.32 26.78 8.63 – 0.08 3.64 Revenue (84.44) (28.33) (5.26) (7.69) – (0.07) (3.28) Cost of Sales 227.72 98.99 21.52 0.94 – 0.01 0.36 Gross Profit 209.14 84.49 12.05 (2.51) (1.19) (0.93) (0.57) Adj EBITDA (0.33) (0.64) (0.47) (0.17) (0.07) (0.04) (0.02) EPS — GAAP (0.18) (0.16) (0.31) (0.18) (0.09) (0.05) (0.01) EPS — Adjusted

MANAGEMENT COMMENTARY • OUTLOOK

Q1 2026 | Three months ended March 31, 2026

Strategic Highlights & Forward Focus

A FOUNDATIONAL QUARTER

Q1 2026 marked our debut as a public company and the close of a multi-year strategic repositioning — from a single-tenant hosting operator into a diversified digital-infrastructure platform aligned to the AI and HPC compute cycle.

Power

We own the scarce input:

We lock executed utility agreements before breaking ground. In a market with 5–6 year queues and 1% vacancy, secured power is the asset.

People

Built by operators, structured for returns:

A team that has delivered 3GW+ and $40B+ in deals. Layers of expertise in financial markets, commercial real estate, power, procurement, construction, and operations.

Progress

40 → 65 → 570 MW, already in motion:

Operating today, expansion secured, anchor LOI signed. Documented growth, demonstrated execution.

Potential

$31.2M EBITDA per site, valued at 20×:

~$1.5M of stabilized EBITDA per secured MW → ~$872M/yr across the ~570 MW pipeline (illustrative).

Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026).

17 Appendix Financial Statements

FIRST QUARTER 2026 • INVESTOR UPDATE

Q1 2026 | Three months ended March 31, 2026

Q1 2026 Results at a Glance

REVENUE	GROSS MARGIN	ADJUSTED EBITDA	OPERATING CASH FLOW
$4.9M	12%	$(0.2)M	$1.3M
+9% YoY ($4.5M in Q1 2025)	vs. 27% in Q1 2025 (energy cost headwind)	vs. $0.8M in Q1 2025	+$0.9M YoY (vs. $0.4M)

NET (LOSS) / INCOME	PRO FORMA CASH*	TOTAL ASSETS	STOCKHOLDERS' EQUITY
$(0.3)M	$60.4M	$36.3M	$27.2M
vs. net income of $0.5M | EPS $(0.01)	reflects June 2026 follow-on offering	+110% vs. $17.3M at year-end 2025	vs. $7.9M at year-end 2025

OPERATIONAL HIGHLIGHTS

BILLABLE ENERGY VOLUME
77 GWh
+7% YoY (72 GWh in Q1 2025)

OPERATING CAPACITY
40 MW
200 MW under contract

CUSTOMER MIX
2 customers
Diversified from 1-anchor (Blue Ridge) in Q1'25

* Unaudited pro forma cash and cash equivalents giving effect to net proceeds of approximately $59.1M from the June 2026 underwritten public offering of 38,333,333 shares of common stock at $1.65 per share, as if the offering had closed on March 31, 2026.

Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026).

F I NA NCI A L DE T A I L • CO NDE NS E D BA L AN CE S HE E T Summary Balance Sheet Q1 2026 | Three months ended March 31, 2026 Mar 31, 2026 (unaudited) vs. Dec 31, 2025 (audited) ASSETS n/m +$1,237 $15 $1,252 Cash - 30% ($1,025) $3,454 $2,429 Other current assets +6% +$211 $3,470 $3,681 Total current assets - 3% ($242) $8,865 $8,623 Property and equipment, net +391% +$18,978 $4,851 $23,829 Intangibles & goodwill +52% +$43 $82 $125 Other non - current assets +110% +$18,990 $17,268 $36,257 Total assets LIABILITIES & EQUITY — ($37) $8,728 $8,691 Total current liabilities - 43% ($292) $680 $389 Long - term liabilities - 3% ($329) $9,408 $9,080 Total liabilities +246% +$19,318 $7,859 $27,177 Total stockholders' equity +110% +$18,990 $17,268 $36,257 Total liabilities & stockholders' equity W H A T M O V E D T H E B A L A N C E S H E E T Reverse merger added intangibles $19.0M of identifiable intangibles recognized at the close of the SGN business combination (March 16, 2026); previously none on the balance sheet. Equity recapitalized Common stock & APIC of $27.5M created upon recapitalization of One Blockchain members' equity and issuance to SGN holders and the Maxim advisory pool. Cash position rebuilt Cash rose from $15K to $1.3M, reflecting $0.3M acquired in the reverse merger and $1.3M generated by operating activities in Q1. Operating obligations stable Total liabilities decreased modestly to $9.1M; current obligations were essentially flat period - over - period. Source: BlockchAIn Digital Infrastructure, Inc. — Form 10 - Q filed May 14, 2026 (quarter ended March 31, 2026). C A P T A B L E 75,979,466 Common Shares 566 Options 1,535,237 Warrants 7,526,299 EIP 4,003,586 Earnout Shares* * Earnout shares issuable if FY2026 EBITDA exceeds $26M.

FINANCIAL DETAIL • STATEMENTS OF OPERATIONS

Three months ended Mar 31, 2026 vs. Mar 31, 2025

Summary P&L

Revenue grew 9% on customer-mix diversification, but gross margin compressed to 12% (vs. 27%) as per-kWh energy procurement costs rose from ~$0.046 to ~$0.056 while average billing remained at ~$0.064/kWh. The quarter also absorbed $1.2M of business-combination transaction costs (substantially offset by $1.3M reimbursement).

(US$ thousands, except %, EPS, shares)	Q1 2026	Q1 2025	Δ $	Δ %
Revenue	**$4,913**	**$4,500**	**+$414**	**+9%**
Cost of revenues	($4,343)	($3,273)	+$1,070	+33%
Gross profit	**$570**	**$1,226**	**-$657**	**-54%**
Gross margin	12%	27%	-15 pp	
Depreciation & amortization	($250)	($163)	+$87	+53%
Selling, general & administrative	($597)	($637)	-$40	-6%
Total operating costs	**($5,191)**	**($4,073)**	**+$1,117**	**+27%**
Operating (loss) / income	**($277)**	**$426**	**-$704**	**n/m**
Other income, net	$4	$62	-$58	-93%
Net (loss) / income	**($273)**	**$489**	**-$762**	**n/m**
Basic & diluted EPS (US$)	$(0.01)	$0.01		
Weighted avg shares (basic & diluted)	37,646,133	37,646,133	—	—

OPERATIONAL DRIVERS

What's behind the P&L

PER-kWh ECONOMICS

	Q1 2026	Q1 2025
Avg. billing rate	$0.064	$0.063
Avg. energy cost	$0.056	$0.046
Implied spread	**$0.008**	**$0.017**

Spread compressed -53% YoY as energy procurement cost rose ~22% while average billing held ~flat.

77 GWh billed to customers, +7% vs. 72 GWh in Q1 2025.

UTILITY TRUE-UP

Q1'26 recorded a $263K expense vs. a $292K credit in PY

Source: BlockchAIn Digital Infrastructure, Inc. — Form 10-Q filed May 14, 2026 (quarter ended March 31, 2026).

F I NA NCI A L DE T A I L • NO N - G AAP M E AS U R E Adjusted EBITDA Q1 2026 | Three months ended March 31, 2026 Three months ended Mar 31, 2026 vs. Mar 31, 2025 B R I D G E : Q 1 2025 → Q 1 2026 A D JU S T E D E B I T D A ( U S $ t h o u san d s) 0 $806K Q1 2025 Adjusted EBITDA +$414K Revenue growth - $1,070K Energy cost pressure (COGS) - $302K Higher public - co SG&A Q1 2026 Adjusted EBITDA R E C O N C I L I A T I O N T O N E T ( L O S S ) / I N C O M E Note Δ $ Q1 2025 Q1 2026 (US$ thousands) GAAP starting point - $762 $489 ($273) Net (loss) / income Non - cash; useful - life - based +$87 $163 $250 + Depreciation & amortization Q1'26: $1,205 costs offset by $1,330 reimb. - $341 $216 ($125) “ Transaction costs, net of reimbursement Below - the - line items - $9 $5 ($4) – Other (income) / expense Non - recurring +$68 ($68) $ — – (Gain) on asset sales - 119% YoY - $958 $806 ($153) Adjusted EBITDA (non - GAAP) Source: BlockchAIn Digital Infrastructure, Inc. — Form 10 - Q filed May 14, 2026 (quarter ended March 31, 2026). - $153K

Company AIB Data Centers Inc. Investor Relations Chris Tyson Executive Vice President MZ Group - MZ North America 949 - 491 - 8235 AIB@mzgroup.us NYSE: AIB aib.us/investors AIB Data Centers Inc.